Registration No. 333-137206
                                                     Registration No. 811-07659
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

         Pre-Effective Amendment No.                                       [ ]


         Post-Effective Amendment No. 4                                    [X]


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]


         Amendment No. 199                                                 [X]


                        (Check appropriate box or boxes)

                              --------------------

                            SEPARATE ACCOUNT No. 49
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                              --------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)

                              --------------------

                  Please send copies of all communications to:

                           CHRISTOPHER E. PALMER, ESQ.
                               GOODWIN PROCTER LLP
                            901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

         Approximate Date of Proposed Public Offering:  Continuous.

         It is proposed that this filing will become effective
         (check appropriate box):

  [X]    On December 17, 2007 pursuant to paragraph (b) of Rule 485.

  [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [ ]    On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in Separate Account under variable annuity contracts.

                                      NOTE

This Post Effective Amendment No. 4 ("PEA") to the Form N-4 Registration Statement No. 333-137206 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed solely for the purpose of including in this Registration Statement the supplement to the prospectus relating to the new Guaranteed withdrawal benefit ("GWB") feature. The PEA does not amend or delete the currently effective Stylus(SM) Prospectus, Statement of Additional Information or supplements to the Prospectus, or any other part of the Registration Statement except as specifically noted herein.

AXA Equitable Life Insurance Company

STYLUS(SM)
PROSPECTUS SUPPLEMENT DATED DECEMBER 17, 2007
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This Supplement modifies certain information in the Prospectus and Statement of
Additional Information ("SAI") dated May 1, 2007, and any supplements to that Prospectus and SAI (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus (see "Index of key words and phases" on page
4 of the Prospectus). We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center on our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

The purpose of this Supplement is to add information regarding a new optional benefit, the Guaranteed withdrawal benefit, to your Prospectus. The following section describes the Guaranteed withdrawal benefit and is added to your Prospectus, on page 28, after the section entitled, "Guaranteed withdrawal benefit for life ("GWBL")", under "Contract features and benefits."



GUARANTEED WITHDRAWAL BENEFIT ("GWB")


As described below, the Guaranteed withdrawal benefit ("GWB") provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your Guaranteed annual withdrawal amount. GWB is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods for GWB. See "Withdrawing your account value" in "Accessing your money" in the Prospectus. All withdrawals reduce your account value and the guaranteed minimum death benefit.

For an additional charge, the GWB may be elected at contract issue if the owner is age 0 through 85 for NQ contracts; age 20 through 85 for Rollover IRA, Roth IRA and Flexible Premium Roth IRA; 20 through 70 for Flexible Premium IRA; or the annuitant is age 20 through 75 for Qualified Plan (QP) Defined Contribution. The current charge for the GWB is equal to 0.30% of your account value and is deducted annually on your contract date anniversary. Every time you elect the Optional 5-year reset, we reserve the right to raise the benefit charge at the time of the reset. The maximum charge for the GWB is 0.45%. Please see "Guaranteed withdrawal benefit charge" and "Optional 5-year reset charge" in "Charges and expenses" later in this Supplement for a description of the charge and when it applies. If you elect this benefit, you cannot terminate it.

If you are purchasing this contract as an Inherited IRA, the GWB is not available. This benefit is also not available if you elect the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 or Annual Ratchet to Age 85 death benefit, the Guaranteed withdrawal benefit for life, or the 12-month dollar cost averaging program. You may purchase this benefit on a single life basis only.

If you elect the GWB option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Supplement.


You should not purchase the GWB if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the GWB allows you to take lifetime required minimum distributions ("RMDs") without losing the value of the GWB guarantee, provided you comply with the conditions under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Supplement including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


IM-12-01 (12/07)                                      Catalog no. 139727 (12/07)
                                                                          x01795

YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

o  Your GWB benefit base increases by any additional contributions.

o  Your GWB benefit base decreases by the dollar amount of withdrawals.

o Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your Guaranteed annual withdrawal amount (a "GWB Excess withdrawal").

o Your GWB benefit base may also be increased under the Optional 5-year reset provision.

o Your GWB benefit base may also be increased under the one time reset applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under the GWB.


YOUR GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to 5% of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below.

The Guaranteed annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Optional 5-year reset, additional contributions or a one time reset of the GWB benefit base applicable with the Beneficiary continuation option; each of these transactions are discussed below in detail.

Your Guaranteed annual withdrawal amounts are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.


The withdrawal charge, if applicable, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" in the Prospectus.



EFFECT OF GWB EXCESS WITHDRAWALS

A GWB Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are considered GWB Excess withdrawals.

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your Guaranteed annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the Guaranteed annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the Guaranteed annual withdrawal amount are then further adjusted, as follows:

o If the account value after the deduction of the withdrawal is less than the GWB benefit base, then the GWB benefit base is reset equal to the account value.

o If the account value after the deduction of the withdrawal is greater than, or equal to, the GWB benefit base, then the GWB benefit base is not adjusted further.

o The Guaranteed annual withdrawal amount will equal the lesser of: (i) 5% of the adjusted GWB benefit base and (ii) the Guaranteed annual withdrawal amount prior to the GWB Excess withdrawal.

You should not purchase this benefit if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount, as such withdrawals significantly reduce or eliminate the value of the GWB. If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWB benefit base and the Guaranteed annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. Your Guaranteed annual withdrawal amount is equal to $5,000 (5% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5% of $72,000), instead of the original $5,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual withdrawal amount. See "Withdrawal charge" in "Charges and expenses" in the Prospectus. You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in your GWB benefit base. See "Insufficient account value" in "Determining your contract value" in the Prospectus.


In general, if you purchase this contract as a traditional IRA or QP and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Supplement.


If after your death your beneficiary is eligible and elects to continue the GWB under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the Guaranteed annual withdrawal amounts.



EFFECT OF ADDITIONAL CONTRIBUTIONS

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your Guaranteed annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution and your Guaranteed annual withdrawal amount will be equal to the greater of (i) 5% of the new GWB benefit base, or (ii) the Guaranteed annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues the GWB under the Beneficiary continuation option, no additional contributions will be permitted.


THE OPTIONAL 5-YEAR RESET PROVISION

You have the option to reset the GWB benefit base to equal your account value as of your fifth and later contract date anniversaries. Reset requests must be made within 30 days following each applicable contract date anniversary. Your GWB benefit base will be reset to equal your account value as of the contract date anniversary immediately preceding your reset request. If your GWB benefit base is higher than your account value as of the contract date anniversary we receive your reset request, no reset will be made. If a reset is made, we may increase the charge for the benefit. For a description of the charge increase, see "Guaranteed withdrawal benefit charge" in "Charges and expenses" later in this Supplement. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset. Under the Spousal continuation feature, upon the first death, the surviving spouse must wait five complete contract years from the last reset or from contract issue, whichever is later, to be eligible for a reset.

As of the date of your GWB benefit base reset, your Guaranteed annual withdrawal amount will be equal to the greater of (i) your Guaranteed annual withdrawal amount before the reset, and (ii) 5% applied to your reset GWB benefit base.

It is important to note that a reset in your GWB benefit base may not increase your Guaranteed annual withdrawal amount. In that situation, the effect of the reset is only to increase your GWB benefit base and support future withdrawals. We will process your reset request even if it does not increase your Guaranteed annual withdrawal amount, and we will increase the GWB charge, if applicable. In addition, you will not be eligible to request another reset for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your Guaranteed annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. Your Guaranteed annual withdrawal amount is equal to $5,000 (5% of $100,000). Assume you take withdrawals of $5,000 in each of the first five contract years, reducing the GWB benefit base to $75,000. After five contract years, further assume that your account value is $92,000, and you elect to reset the GWB benefit base from $75,000 to $92,000. The Guaranteed annual withdrawal amount is recalculated to equal the greater of 5% of the new GWB benefit base, which is $4,600 (5% of $92,000), or the current Guaranteed annual withdrawal amount, $5,000. Therefore, following the reset, even though your GWB benefit base has increased, your Guaranteed annual withdrawal amount does not increase and remains $5,000.

The Optional 5-year reset provision is not available once your beneficiary continues the GWB under the Beneficiary continuation option. However, if you die, and your beneficiary continues the GWB under the Beneficiary continuation option, the GWB benefit base will be reset to equal the account value, if higher, as of the transaction date that we receive the Beneficiary continuation option election. As of the date of the GWB benefit base reset, your beneficiary's Guaranteed annual withdrawal amount will be equal to the greater of (i) your Guaranteed annual withdrawal amount before the reset, and (ii) 5% applied to the reset GWB benefit base. This is a one-time reset at no additional charge.


GWB GUARANTEED MINIMUM DEATH BENEFIT

If you elect GWB, you may choose either the standard death benefit or the Annual Ratchet to age 85 death benefit. Please refer to "Guaranteed minimum death benefit" in "Contract features and benefits" in the Prospectus for more information.

OTHER IMPORTANT CONSIDERATIONS


o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.


o GWB protects your principal only through withdrawals. Your account value may be less than your total contributions.

o You can take withdrawals under your contract without purchasing the GWB. In other words, you do not need this benefit to make withdrawals.


o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.


o Withdrawals made under the GWB will be treated, for tax purposes, in the same way as other withdrawals under your contract.


o All withdrawals are subject to all of the terms and conditions of the contract. The GWB does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect the GWB. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" in the Prospectus.

o GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Supplement and in the Prospectus.


o If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including the GWB if your cash value is greater than your Guaranteed annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on the GWB when you have a GWB benefit base that is greater than zero.


o If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary continuation option" later in this Supplement and in the Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.

o Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% federal income tax penalty before age 59-1/2. See "Tax information" in the Prospectus.

o If you transfer ownership of this contract, you terminate the GWB benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" in the Prospectus for more information.


                                  ----------

THE FOLLOWING ITEMS ARE ADDED TO, MODIFY OR ARE TO BE READ IN CONJUNCTION WITH SECTIONS OF THE STYLUS(SM) PROSPECTUS. THE CORRESPONDING PAGE NUMBERS IN THE STYLUS(SM) PROSPECTUS HAVE BEEN PROVIDED.


1. STYLUS(SM) AT A GLANCE -- KEY FEATURES

The following section is added to the Prospectus:




--------------------------------------------------------------------------------------------------------------------------------
Guaranteed withdrawal   The Guaranteed withdrawal benefit option ("GWB") guarantees that you can take withdrawals of up to a
benefit                 maximum amount each contract year (your "Guaranteed annual withdrawal amount").
--------------------------------------------------------------------------------------------------------------------------------

The following section replaces the corresponding section in the Prospectus:

--------------------------------------------------------------------------------------------------------------------------------
Access to your money   o Partial withdrawals

                       o Several withdrawal options on a periodic basis

                       o Contract surrender

                       o Maximum payment plan (only under contracts with GWBL or GWB)

                       o Customized payment plan (only under contracts with GWBL or GWB)

                       You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
--------------------------------------------------------------------------------------------------------------------------------

2. FEE TABLE

In the Fee table on page 12, please note the following:

The following section is added after the "Guaranteed withdrawal benefit for life charge" in the Prospectus:




--------------------------------------------------------------------------------------------------------------------------------
 Charges we deduct from your account value each year if you elect one of the following optional benefits
--------------------------------------------------------------------------------------------------------------------------------
Guaranteed withdrawal benefit charge (calculated as a                                      0.30%
percentage of account value. Deducted annually(2) on each contract date anniversary).

If you elect the Optional 5-year reset, we reserve the right to increase
your charge up to:                                                                         0.45%

If your GWB benefit base is zero, the Guaranteed withdrawal benefit charge will not be applied. Please see "Guaranteed withdrawal benefit" in "Contract features and benefits" for more information about this feature, including its benefit base and the Optional 5-year reset provision, and "Guaranteed withdrawal benefit charge" in
"Charges and expenses," both in this supplement.
--------------------------------------------------------------------------------------------------------------------------------



(2) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.


3. CONTRACT FEATURES AND BENEFITS

In the section entitled "Owner and annuitant requirements" on page 18, the following replaces the second paragraph:

     If you are purchasing this contract to fund a charitable remainder trust and elect the Guaranteed withdrawal benefit, you should consider "split-funding": that is the trust holds the investments in addition to this Stylus(SM) contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Stylus(SM) contract is the only source for such distributions, the payments you need to take may significantly reduce the value of the GWB. Such amount may be greater than the annual increase in the GWB benefit base or the Guaranteed annual withdrawal amount.

In the section entitled "Guaranteed minimum death benefit" on page 24, please note the following:

The following is added as the last sentence in the first paragraph.

     If you elect GWB, you may choose either the standard death benefit or the Annual Ratchet to age 85 death benefit.


4. DETERMINING YOUR CONTRACT'S VALUE

In the section entitled "Insufficient account value" on page 30, please note the following:

The following subsection replaces "Guaranteed withdrawal benefit for life".

 GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AND GUARANTEED WITHDRAWAL BENEFIT. If you elect the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit and your account value falls to zero due to a GWBL (or GWB, as applicable) Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL (or GWB, as applicable) benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWBL (or GWB, as applicable) Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Effects of GWB Excess withdrawals" earlier in this Supplement.


5. ACCESSING YOUR MONEY

In the section entitled "Withdrawing your account value" on pages 33 to 34, please note the following:


The parenthetical under the heading "Automatic payment plans" is replaced with the following:

 (For contracts with GWBL or GWB only)

The last sentence of the first paragraph of the "Maximum payment plan" section is replaced with the following:

 For contracts with GWBL, the amount of the withdrawal will increase on contract date anniversaries with any Annual Ratchet or 5% deferral bonus. For contracts with GWB, the amount of the withdrawal may increase with any subsequent contributions or on contract date anniversaries when the Optional 5-year reset is elected.

The second sentence of the first paragraph of the "Customized payment plan"
section is replaced with the following:

 For contracts with GWBL, the amount of the withdrawal will not be increased on contract date anniversaries with any Annual Ratchet or 5% deferral bonus. For contracts with GWB, the amount of the withdrawal will not be increased with any subsequent contributions or on contract date anniversaries when the Optional 5-year reset is elected.


The third sentence in the second paragraph of the "Customized payment plan"
section is replaced with the following:

 As discussed earlier in the Prospectus, GWBL (or GWB, as applicable) Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit, as applicable.


The following section replaces "For contracts with GWBL" in the section entitled "Lifetime required minimum distribution withdrawals".


 FOR CONTRACTS WITH GWBL AND GWB. Generally, if you elect our Automatic RMD service, any lifetime required minimum distribution payment we make to you under our Automatic RMD service will not be treated as a GWBL (or GWB, as applicable) Excess withdrawal.

 If you elect either the Maximum payment plan or the Customized payment plan AND our Automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as GWBL (or GWB, as applicable) Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawals may cause a GWBL (or GWB, as applicable) Excess withdrawal and may be subject to a withdrawal charge. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL (or GWB, as applicable) benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess Withdrawals" in "Contract features and benefits" in the Prospectus and "Effects of GWB Excess withdrawals" earlier in this Supplement.

 If you elect our Automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as a GWBL (or GWB, as applicable) Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as a GWBL (or GWB, as applicable) Excess withdrawal.

In the section entitled "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" on page 35, please note the following:

This section is re-titled "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit, and Guaranteed withdrawal benefit" and the description of the pro-rata withdrawal treatment in the first two paragraphs of the section also applies to the Guaranteed withdrawal benefit.

In the section entitled "Withdrawals treated as surrenders" on page 36, please note the following:


The following section replaces "Special rules for the Guaranteed withdrawal benefit for life".


 SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AND THE GUARANTEED WITHDRAWAL BENEFIT. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWBL (or GWB, as applicable) Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWBL (or GWB, as applicable) Excess withdrawal. In other words, if you take a GWBL (or GWB, as applicable) Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL (or GWB, as applicable) benefit base is greater than zero. Please see "Insufficient account value" in "Determining your contract value" earlier in the Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" and "Guaranteed withdrawal benefit ("GWB")" in "Contract features and benefits," earlier in this Supplement and in the Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

In the section entitled "Surrendering your contract to receive its cash value" on page 36, please note the following:


The first two sentences of the second paragraph are replaced with the following:

 All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year then you will receive a supplementary life annuity contract or a supplementary GWB annuity contract (as applicable).

In the section entitled "Your annuity payout options", please note the following:


The following sentences replace the last three sentences in the third paragraph.

 If you elect the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit and choose to annuitize your contract, the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit, as applicable, will terminate without value even if your benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL or GWB, as applicable. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" in the Prospectus and "Guaranteed withdrawal benefit ("GWB")" earlier in this Supplement for more information.

The following paragraph is added as the third paragraph under "Annuity maturity date" on page 38.


 If you elect the Guaranteed withdrawal benefit and your contract is annuitized at maturity, we will offer an annuity payout option for life that guarantees you will receive payments that are at least equal to what you would have received under GWB until the point at which your GWB benefit base is depleted. After your GWB benefit base is depleted, you will continue to receive periodic payments while you are living. The amount of each payment will be the same as each payment amount that you would have received if you had applied your account value on the maturity date to purchase a life annuity at the annuity purchase rate guaranteed in your contract; this payment amount may be more or less than your Guaranteed annual withdrawal amount.



7. CHARGES AND EXPENSES


In the section entitled "Charges that AXA Equitable deducts", please note the following:


The following paragraph replaces the second paragraph under "Certain withdrawals" on page 40.


 If you elect the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.


This section is added after the section of the Prospectus entitled "GWBL benefit base Annual Ratchet charge" on page 41.

 GUARANTEED WITHDRAWAL BENEFIT CHARGE


 If you elect GWB, we deduct a charge annually as a percentage of your account value on each contract date anniversary. The charge is equal to 0.30%. We will deduct this charge from your value in the variable investment options on a pro rata basis. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you die, and your beneficiary continues GWB under the Beneficiary continuation option, we will not deduct a pro rata portion of the charge upon your death. However, the GWB charge will continue.

 If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional 5-year reset provision, we will reinstate a charge, as discussed immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the GWB benefit with a one time reset, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

 If your beneficiary elects the Beneficiary continuation option, and is eligible to continue GWB, the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

 OPTIONAL 5-YEAR RESET CHARGE. Every time you elect the Optional 5-year reset, we reserve the right to raise the benefit charge at the time of the reset. The maximum charge for the GWB is 0.45%. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract anniversaries thereafter.


 If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time reset only (at no additional charge) is applicable. For more information on the Optional 5-year reset and the one time reset, see "Guaranteed withdrawal benefit ("GWB")" earlier in this Supplement.

 If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Supplement.


8. PAYMENT OF DEATH BENEFIT

In the section entitled "Your beneficiary and payment of benefit" on pages 43 to 44, please note the following:


The following is added as the last paragraph under "Non-spousal joint owner contract continuation":

 If GWB was elected and if the "5-year rule" is elected and the beneficiary (or surviving non-spousal joint owner) dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. The beneficiary (or surviving non-spousal joint owner) should consult with a tax adviser before choosing to use the "5-year rule." The GWB benefit base may be adversely affected if the beneficiary (or surviving non-spousal joint owner) makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elect the GWB, the beneficiary (or surviving non-spousal joint owner) has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.

The following bullet is added after the tenth bullet under "Spousal continuation":


 If you elect the Guaranteed withdrawal benefit, the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Guaranteed withdrawal benefit charge" in "Charges and expenses" earlier in this Supplement, occur. The GWB benefit base will not automatically be reset to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior reset or from contract issue, whichever is later, in order to be eligible for the Optional 5-year reset. For more information, see "Guaranteed withdrawal benefit ("GWB")" in "Contract features and benefits" earlier in this Supplement.


The fourteenth bullet under "Spousal continuation" is replaced with following sentence:

 o If you elect the Guaranteed withdrawal benefit for life or the Guaranteed withdrawal benefit, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.


In the section entitled "Beneficiary continuation option" on page 45, please note the following:


The following bullets are added to the end of the section entitled "Beneficiary continuation option for traditional IRA and Roth IRA contracts only":


 o If you had elected the GWB, your spousal beneficiary may not continue the GWB, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue the GWB should consider continuing the contract under the Spousal continuation feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Spousal continuation" in "Your beneficiary and payment of benefit" under "Payment of death benefit" earlier in this Supplement and in the Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without the GWB and non-spousal beneficiaries may continue with the GWB. In this case, the spouse's portion of the GWB benefit base will terminate without value.


 o If you had elected the GWB, your non-spousal beneficiary may continue the benefit, as follows:

   o The beneficiary was 75 or younger on the original contract date.

   o The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

   o One time reset: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically reset to equal the account value, at no additional charge. If GWB is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time reset. If the beneficiary chooses not to reinstate the GWB at the time the Beneficiary continuation option is elected, the GWB will terminate.

   o If there are multiple beneficiaries, each beneficiary's interest in the GWB will be accounted for separately.

   o As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue the GWB even if the account value is less than $5,000.

   o If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31st. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   o If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the Guaranteed annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

The following bullets are added to the end of the section entitled "Beneficiary continuation option for NQ contracts only":

 o If you had elected the GWB, your spousal beneficiary may not continue the GWB, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue the GWB should consider continuing the contract under the Spousal continuation feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary or you and your spouse must be joint owners. Please see "Spousal continuation" in "Your beneficiary and payment of benefit" under "Payment of death benefit" earlier in this Supplement and in the Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without the GWB and non-spousal beneficiaries may continue with the GWB. In this case, the spouse's portion of the GWB benefit base will terminate without value.



 o If the non-spousal beneficiary chooses scheduled payments under "Withdrawal Option 1", as discussed in the eighth bullet in this section on page 46 of the Prospectus, the GWB may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

 o If you had elected the GWB, your non-spousal beneficiary may continue the benefit, as follows:

   o The beneficiary was 75 or younger on the original contract date.

   o The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.


   o One time reset: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically reset to equal the account value, at no additional charge. If GWB is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time reset. If the beneficiary chooses not to reinstate the GWB at the time the Beneficiary continuation option is elected, the GWB will terminate.


   o If there are multiple beneficiaries, each beneficiary's interest in the GWB will be accounted for separately.

   o As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue the GWB even if the account value is less than $5,000.

   o If scheduled payments under "Withdrawal Option 2" are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31st. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   o If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.


   o Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the Guaranteed annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments under "Withdrawal Option 2" rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.


9. MORE INFORMATION

The first sentence in the second paragraph of "Transfers of ownership, collateral assignments, loans and borrowing" on page 62 is replaced with the following sentence:


 For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, and/or the Guaranteed withdrawal benefit ("Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made.




                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234




  (Copyright) 2007 AXA Equitable Life Insurance Company. All rights reserved.
      Stylus(SM) is a service mark of AXA Equitable Life Insurance Company.

                                     PART C

                               OTHER INFORMATION
                               -----------------

This Part C is amended solely for the purpose of filing the exhibits noted below. No amendment or deletion is made of any of the other information set forth under the Part C Items as provided in Post-Effective Amendment No. 3 to the Registration Statement.

Item 24. Financial Statements and Exhibits.

(b) Exhibits.

     10. (b)(ii)   Powers of Attorney

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 17th day of December, 2007.





                                 SEPARATE ACCOUNT No. 49 OF
                                 AXA EQUITABLE LIFE INSURANCE COMPANY
                                             (Registrant)

                                 By: AXA Equitable Life Insurance Company
                                             (Depositor)


                                 By: /s/ Dodie Kent
                                    --------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel
                                    AXA Equitable Life Insurance Company

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 17th day of December, 2007.


                                 AXA EQUITABLE LIFE INSURANCE COMPANY
                                              (Depositor)


                                 By: /s/ Dodie Kent
                                    --------------------------------------------
                                    Dodie Kent
                                    Vice President and Associate General Counsel
                                    AXA Equitable Life Insurance Company



         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert                 Anthony Hamilton            Joseph H. Moglia
Christopher M. Condron           Mary R. (Nina) Henderson    Lorie A. Slutsky
Henri de Castries                James F. Higgins            Ezra Suleiman
Denis Duverne                    Scott D. Miller             Peter J. Tobin
Charlynn Goins






*By: /s/ Dodie Kent
     ----------------------
     Dodie Kent
     Attorney-in-Fact

December 17, 2007.

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                                                     DOCUMENT TAG
----------                                                      ------------

10(b)(ii)         Powers of Attorney                            EX-99.10(b)(ii)